SEMI-ANNUAL REPORT

[Graphic]

John F. Donahue
President

Federated American Leaders Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969 to allow investors to own securities of high-quality large corporations and to participate in the growth and income of those very successful corporations. I am pleased to present its 30th Semi-Annual Report. This high-quality common stock fund has its $3.8 billion in assets invested in over 90 large corporations. These large, historically successful corporations are easily recognized for their products and services, and include AT&T, Wal-Mart, General Motors, Nabisco and Exxon. Simply stated, the fund offers investors a very easy way to have ownership in many of America's leading companies.

This report covers the first half of the fund's fiscal year, which is the six-month period from April 1, 1999 through September 30, 1999. It begins with an interview with the fund's portfolio manager Michael P. Donnelly, Senior Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's excellent long-term investment performance. Second is a listing of the fund's high-quality stock holdings, and third is the publication of the fund's financial statements.

Recent months have been volatile for stocks in almost every industrial sector. We have seen market sentiment shift from a speculative mode to a "show-me" mode. As a healthy measure of skepticism returned to the market, its extended valuations in some sectors were exposed. In addition, the market reacted negatively to inflation concerns and a series of interest rate increases by the Federal Reserve Board (the "Fed"). Inflation and interest rates are the key issues on the minds of investors.

Though this report focuses on the past six months, the true measure of the performance potential of stocks, and of Federated American Leaders Fund, Inc., is over the long term. Over time, the fund's approach has rewarded investors with outstanding long-term performance.

As of September 30, 1999, the average annual total returns, based on net asset value, 1 for each share class since inception were:

Class A Shares (February 26, 1969), 11.33%;

Class B Shares (July 26, 1994), 18.55%;

Class C Shares (April 22, 1993), 15.94%;

Class F Shares (July 28, 1993), 16.67%.

Federated American Leaders Fund, Inc.'s portfolio of high-quality common stocks produced a slightly negative total return in the six-month reporting period ended September 30, 1999. Individual share class total return performance for the six-month reporting period, including income distributions and realized gains, follows. 2


                 TOTAL RETURN   INCOME   CAPITAL GAINS   NET ASSET VALUE CHANGE
Class A Shares  (1.78%)        $0.09    $0.45           $24.90 to $23.96 = (4%)
Class B Shares  (2.16%)        $0.00    $0.45           $24.87 to $23.92 = (4%)
Class C Shares  (2.16%)        $0.00    $0.45           $24.88 to $23.93 = (4%)
Class F Shares  (1.82%)        $0.09    $0.45           $24.88 to $23.93 = (4%)


Without question, our fund managers believe that corporate earnings do matter. Federated American Leaders Fund, Inc. is managed with a consistent focus on attractively valued companies with solid earnings growth strength. As the Portfolio Manager explains in his discussion, the benefits of this disciplined, consistent style should be seen as the market broadens and becomes more valuation-driven and less momentum-driven.

Thank you for owning shares of America's high-quality corporations-in fact, you own over 90 high-quality U.S. companies through this diversified blue- chip stock fund. Remember, periods of price declines have often proven to be good buying opportunities, and I recommend that you consider adding to your account on a regular basis.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

John F. Donahue
President
November 15, 1999

1 As of September 30, 1999, the average annual total returns, based on offering price (i.e., less any applicable sales charge), for each share class since inception were: Class A Shares, 11.13%; Class B Shares, 18.45%; Class C Shares, 15.94%; and Class F Shares, 16.48%.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (7.19%), (7.45%), (3.12%), and (3.75%), respectively.

[Graphic]

Michael P. Donnelly
Senior Vice President

Federated Investment Management Company

Investment Review

IN 1999, AFTER A STRONG SECOND QUARTER, THE STOCK MARKET EXPERIENCED A THIRD QUARTER DECLINE. WHAT ARE YOUR COMMENTS?

Overall, for the six-month reporting period, the Standard & Poor's ("S&P") 500 Index 1 produced a relatively flat 0.37%. return, which was the result of two contrasting quarters-one positive and broad, the other negative and narrow.

Sparked by surprisingly strong first quarter earnings, a revival in oil prices and signs of a global economic recovery, the equity markets provided solid returns during the second quarter of 1999 with the S&P 500 Index returning 7.05%. The most dramatic development for investors during this three-month period was the rotation of market leadership to a broader group of cyclical, commodity and smaller capitalization stocks. After three years of returns being dominated by a limited list of large-capitalization growth stocks, the perceived revival of global economic activity benefited areas of the market that had not been the "safe havens" from the global economic turmoil of the past two years, and whose earnings should benefit with a marked increase in global growth. Due to this dramatic improvement in market breadth, the average active equity manager had the best quarter relative to the S&P 500 Index in quite some time. For the three-month period ended March 31, 1999, the average stock in the S&P 500 Index returned 13.66%. Value stocks, as measured by the Russell 1000 Value Index, returned 11.28% and small-capitalization stocks, as measured by the Russell 2000 Index, returned 15.55%. 1

1 The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, financial, and public utility companies. Russell 1000 Value Index comprises 1,000 of the largest capitalized U.S. companies traded on the major U.S. stock exchanges with a less-than-average growth orientation. Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. Indexes are unmanaged and investments cannot be made in an index.

However, in the third quarter of 1999, the S&P 500 Index recorded a negative total return of (6.25%), as a result of two rate increases by the Fed and a case of the summer doldrums. Market breadth deteriorated during the quarter as technology led the market and was, in fact, the only sector with a positive return for the period. The raising of interest rates by the Fed was effective in tempering overall market enthusiasm, but, it did not take the enthusiasm out of the technology/internet sectors. However, led by the finance sector, value stocks were hit especially hard, with the Russell 1000 Value Index returning (9.80%) for the third quarter of 1999.

HOW DID FEDERATED AMERICAN LEADERS FUND, INC. PERFORM DURING THIS FLAT PERIOD FOR STOCKS?

For the six-month reporting period ended September 30, 1999, the fund's Class A, B, C, and F Shares produced total returns of (1.78%), (2.16%), (2.16%), and (1.82%), respectively, based on net asset value. 2 These returns underperformed the 0.37% return of the S&P 500 Index, and the 0.37% average return of the 859 growth and income funds tracked by Lipper Analytical Services, Inc.3

FROM A PORTFOLIO PERSPECTIVE, WHAT SECTORS WERE POSITIVE AND NEGATIVE INFLUENCES ON THE FUND'S PERFORMANCE OVER THE SIX-MONTH REPORTING PERIOD

ENDED SEPTEMBER 30, 1999?

Technology was an area of strength in the market for the six-month period, and some of our best performing stocks were in that sector: SUN MICROSYSTEMS, INC. up 49%, INTERNATIONAL BUSINESS MACHINES CORP., up 37% and LEXMARK INTERNATIONAL GROUP, INC., up 44%. Other areas of strength in the portfolio were a number of our capital goods stocks: TYCO INTERNATIONAL LTD., up 44%, PARKER HANNIFIN CORP., up 33%, BOEING CO., up 25% and ALLIED SIGNAL, INC., up 22%.

Detracting from the fund's performance was an underweighted position in the technology sector relative to the S&P 500 Index, as well as unfavorable security performance in the financials sector. CONSECO, INC., down 38%, BANK ONE CORPORATION, down 37%, ALLSTATE CORP., down 33% and CIT GROUP, INC., down 33%, were all hurt by rising interest rates which caused the entire financial sector to lose over 11% of its value.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (7.19%), (7.45%), (3.12%), and (3.75%), respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

WHAT WAS THE FUND'S SECTOR EXPOSURE AS OF SEPTEMBER 30, 1999?


                         PERCENTAGE OF    PERCENTAGE OF

SECTOR                   NET ASSETS       S&P 500 INDEX
Technology                 16.1%            24.6%
Financials                 15.4%            14.1%
Capital Goods              12.5%             8.8%
Consumer Staples           11.8%            12.0%
Consumer Cyclicals          8.8%             8.8%
Health Care                 8.2%            10.2%
Energy                      7.4%             6.3%
Communication Services      7.3%             8.4%
Utilities                   6.0%             2.8%
Basic Materials             4.6%             3.2%
Transportation              0.6%             0.8%
Other                       1.3%               -

WHAT IS YOUR STRATEGY IN THIS ENVIRONMENT?

Our strategy in managing the fund remains consistent. We continue to add names to the portfolio that look attractive on our valuation disciplines and have favorable visible fundamentals, while eliminating those names with diminishing prospects and unattractive valuations. We believe our disciplined, style-consistent approach will pay off as the market broadens and becomes more sensitive to valuation and less driven by momentum strategies.

WITH THAT IN MIND, WHAT WERE SOME OF YOUR RECENT NOTEWORTHY PURCHASES AND SALES?

Our portfolio additions included the following companies:

BANKAMERICA CORP. (1.14% of net assets): Selling at a significant discount to its peers, this leading national franchise was added to the portfolio to further build our exposure to the banking industry. The integration of Nations Bank is progressing well, and a recently announced share buyback should help BankAmerica to outperform its peers.

BELLSOUTH CORP. (1.12% of net assets): After performing well in 1998, Bell South was struggling in 1999, bringing its valuation to two-year relative lows in comparison to the other Baby Bells. Bell South has strong management and a faster growth rate than its Baby Bell peers. This addition to the fund's portfolio helped to reduce our underweighted position in the communication services sector.

COMPUTER SCIENCES CORP. (1.24% of net assets): This stock was purchased after mistakenly trading off with enterprise resource planning ("ERP") companies over Year 2000 ("Y2K") fears. The company is not dependent on ERP sales and continues to be a high-quality, information technology outsourcing play that has been winning a number of large outsourcing deals with a healthy pipeline going into the next year. Margin improvement should continue and valuation is attractive.

PPG INDUSTRIES, INC. (1.04% of net assets): We purchased this well-run, high-return chemical company after relative valuations contracted over concerns of mild dilution caused by two acquisitions in their coatings business. We believe that both acquisitions added significantly to the value of the PPG franchise, and that they will be integrated more quickly than expected.

TEXTRON, INC. (0.74% of net assets): We purchased the stock of this multi-industry company after it unduly sold off over concerns about the commercial aerospace market. We expect this high-quality, high-return company to meet or exceed its earnings estimates for a 40th straight quarter.

Some of the companies we sold were:

BARRICK GOLD CORP.: We sold this stock on indications of International Monetary Fund and European Central Bank sales of gold reserves. Fortunately, the announcement of United Kingdom reserve sales came shortly after Barrick was sold from the fund.

DOW CHEMICAL CO.: This position was sold due to extreme overvaluation based on historic and absolute price-to-earnings multiples after the heavy cyclical rally in April. This large, liquid company seemed to be ahead of itself, and we were also concerned about excess petrochemical capacity expected to come online in 2000-2001.

TEXACO, INC.: After a strong run induced by takeover speculation with Chevron and recovering oil prices, we eliminated the stock on strength. The sale also helped to reduce our overweighted position in the energy sector.

R. J. REYNOLDS TOBACCO HOLDINGS, INC.: Despite its low valuation and attractive dividend yield, we sold this security, as we remain uncomfortable with the volatility and uncertainty of the company's cash flows given its declining market shares, sensitivity to industry promotional levels, and lack of geographical diversity as compared to industry leader, Philip Morris.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF SEPTEMBER 30, 1999?


                                        PERCENTAGE OF

NAME                                    NET ASSETS
Sun Microsystems, Inc.                  3.5%
GTE Corp.                               2.1%
Kimberly-Clark Corp.                    1.9%
Tyco International Ltd.                 1.8%
Conseco, Inc.                           1.7%
UST, Inc.                               1.6%
CIGNA Corp.                             1.6%
International Business Machines Corp.   1.5%
First Data Corp.                        1.5%
Boeing Co.                              1.5%
TOTAL                                  18.7%


WHAT ARE YOUR THOUGHTS ON THE MARKET AS WE APPROACH THE END OF 1999?

The market appears overvalued by all traditional measures, but no visible catalyst is positioned to change this. The two Fed tightenings of this summer have simply taken back some of the liquidity that the Fed provided last summer during the global financial crisis, and seem prudent given the apparent strength of the global economy, wage pressures, and oil price increases. The trade deficit and weak U.S. dollar are visible negatives. However, the market appears to be able to look through both. Earnings still appear to be accelerating and computer/technology-led productivity gains are keeping published inflation figures muted. Given the relative valuation disparities between the largest 30 public companies and the rest of the market, as well as an accelerating earnings environment, market breadth should improve. Y2K fears leading to general market uncertainty may be holding back this improvement currently, but we believe that, as we progress toward year-end, the market will discount these fears and fundamentals should prevail.

We are optimistic going into the new millennium, as technological investments made in preparation for Y2K will begin to pay off in increased productivity and market uncertainty should abate as Y2K concerns are put behind us.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $31,000 IN THE CLASS A SHARES OF FEDERATED AMERICAN LEADERS FUND, INC. ON 2/26/69, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $721,184 ON 9/30/99. YOU WOULD HAVE EARNED A 10.84% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 10.16%, 18.50%, and 14.08%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (7/26/94) total returns were 10.20%, 18.78% and 18.45%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were 14.73%, 18.99%, and 15.94%, respectively. Class F Shares' average annual 1-year, 5- year, and since inception (7/28/93) total returns were 14.43%, 19.57%, and 16.48%, respectively. 2

[Graphic]
Please see Appendix A1

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 30 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $342,705.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $31,000, but your account would have reached a total value of $342,705 1 by 9/30/99. You would have earned an average annual total return of 12.80%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic]
Please see Appendix A2

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-

Investing for College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their three children. On September 30, 1983, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 16 years, the original $5,000 investment along with their additional monthly $250 investments totaling $53,000 has grown to $207,078. 1 For the Rices, a dedicated program of monthly investments really paid off.

[Graphic]
Please see Appendix A3

1 This chart assumes that the subsequent investments are made on the last day of each month. This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

SEPTEMBER 30, 1999 (UNAUDITED)


SHARES                                                 VALUE

                 COMMON STOCKS-98.7%
                 BASIC MATERIALS-4.6%

     3,581,471   Archer-Daniels-Midland Co.      $    43,649,175
     1,316,100   Corn Products
                 International, Inc.                  40,058,794
     1,100,000   Nucor Corp.                          52,387,500
       661,300   PPG Industries, Inc.                 39,678,000
                 TOTAL                               175,773,469
                 CAPITAL GOODS-12.5%

       872,100   Allied-Signal, Inc.                  52,271,494
     1,347,000   Boeing Co.                           57,415,875
       592,200   Crown Cork & Seal Co., Inc.          14,360,850
       955,000   Deere & Co.                          36,946,563
       656,700   Ingersoll-Rand Co.                   36,077,456
       587,000   Johnson Controls, Inc.               38,925,438
       473,708   Koninklijke Philips
                 Electronics NV, ADR                  47,844,508
     1,008,700   Parker-Hannifin Corp.                45,202,369
     1,720,200   Tenneco, Inc.                        29,243,400
       363,000   Textron, Inc.                        28,087,125
       673,132   Tyco International Ltd.              69,500,879
     1,083,200   Waste Management, Inc.               20,851,600
                 TOTAL                               476,727,557
                 COMMUNICATION SERVICES-
                 7.3%

     1,307,200   AT&T Corp.                           56,863,200
       948,100   BellSouth Corp.                      42,664,500
     1,046,500   GTE Corp.                            80,449,687
       897,000   SBC Communications, Inc.             45,803,063
       907,000   U.S. West, Inc.                      51,755,687
                 TOTAL                               277,536,137
                 CONSUMER CYCLICALS-8.8%

       786,000   Block (H&R), Inc.                    34,141,875
     1,033,000   Brunswick Corp.                      25,695,875
       957,600   Cooper Tire & Rubber Co.             16,877,700
     1,045,724   Delphi Auto Systems Corp.            16,796,942
     1,461,400   Dillards, Inc., Class A              29,684,687

SHARES                                                   VALUE

                 COMMON STOCKS-continued
                 CONSUMER CYCLICALS-

                 CONTINUED

       640,300   General Motors Corp.           $     40,298,881
     2,184,400 1 K Mart Corp.                         25,530,175
     1,087,900   Liz Claiborne, Inc.                  33,724,900
     1,396,200   Sherwin-Williams Co.                 29,232,937
     2,712,400 1 Toys 'R' Us, Inc.                    40,686,000
       909,600   Wal-Mart Stores, Inc.                43,262,850
                 TOTAL                               335,932,822
                 CONSUMER STAPLES-11.8%

       511,800   Anheuser-Busch Cos., Inc.            35,857,987
     1,361,100   Kimberly-Clark Corp.                 71,457,750
     1,220,400 1 King World Productions,

                 Inc.                                 45,765,000
     1,716,600   Nabisco Group Holdings
                 Corp.                                25,749,000
     1,890,900   News Corp. Ltd., ADR                 50,463,394
     1,053,500   Philip Morris Cos., Inc.             36,016,531
     1,883,000   Sara Lee Corp.                       44,132,812
       727,800 1 Tricon Global Restaurants,

                 Inc.                                 29,794,312
     2,040,300   UST, Inc.                            61,591,556
     1,135,000 1 Viacom, Inc., Class A                49,088,750
                 TOTAL                               449,917,092
                 ENERGY-7.4%

     1,168,700   Ashland, Inc.                        39,297,537
     1,031,000   Diamond Offshore Drilling,
                 Inc.                                 34,409,625
       419,300   Exxon Corp.                          31,840,594
       360,000   Mobil Corp.                          36,270,000
       785,500   Royal Dutch Petroleum Co.,

                 ADR                                  46,393,594
       671,000   Schlumberger Ltd.                    41,811,687
       892,400   Sunoco, Inc.                         24,429,450
       949,700   USX Corp.                            27,778,725
                 TOTAL                               282,231,212
                 FINANCIALS-15.4%

       570,345   ABB Ltd., ADR                        55,192,286
       382,700   ABB AB, ADR                           5,441,994
     1,424,800   Allstate Corp.                       35,530,950
       732,800   Bank One Corporation                 25,510,600
       782,700   BankAmerica Corp.                    43,586,606

SHARES                                                   VALUE

                 COMMON STOCKS-continued

                 FINANCIALS-CONTINUED

       984,747   Bear Stearns Cos., Inc.        $     37,851,213
       772,500   CIGNA Corp.                          60,061,875
     2,030,000   CIT Group, Inc., Class A             41,741,875
     3,347,904   Conseco, Inc.                        64,656,396
       985,200   Lincoln National Corp.               37,006,575
       498,500   Loews Corp.                          34,988,469
       605,900   MBIA, Inc.                           28,250,088
       705,750   Marsh & McLennan Cos., Inc.          48,343,875
       452,000   Republic New York Corp.              27,769,750
     1,437,100   Washington Mutual, Inc.              42,035,175
                 TOTAL                               587,967,727
                 HEALTH CARE-8.2%

     1,001,000   Abbott Laboratories                  36,786,750
       665,500   Baxter International, Inc.           40,096,375
       582,600   Bristol-Myers Squibb Co.             39,325,500
     4,162,400 1 Healthsouth Corp.                    25,234,550
       603,200   Merck & Co., Inc.                    39,094,900
     2,089,700 1 Oxford Health Plans, Inc.            26,121,250
     1,102,500   Pharmacia & Upjohn, Inc.             54,711,563
     1,029,200   United Healthcare Corp.              50,109,175
                 TOTAL                               311,480,063
                 TECHNOLOGY-16.1%

       674,800 1 Computer Sciences Corp.              47,446,875
       430,000   Eastman Kodak Co.                    32,438,125
     1,067,100   Electronic Data Systems

                 Corp.                                56,489,606
     1,323,600   First Data Corp.                     58,072,950
     1,100,300   Galileo International,

                 Inc.                                 44,287,075
       484,000   International Business
                 Machines Corp.                       58,745,500
       673,600 1 Lexmark International
                 Group, Inc., Class A                 54,224,800
       546,300   Motorola, Inc.                       48,074,400
     1,282,000 1 Seagate Technology, Inc.             39,501,625
     2,111,200 1 Storage Technology Corp.             40,640,600
     1,452,000 1 Sun Microsystems, Inc.              135,036,000
                 TOTAL                               614,957,556

SHARES OR

PRINCIPAL

AMOUNT                                                   VALUE

                 COMMON STOCKS-continued

                 TRANSPORTATION-0.6%

     1,112,500   Ryder Systems, Inc.            $     22,667,188
                 UTILITIES-6.0%

     1,300,000   Entergy Corp.                        37,618,750
       707,200   FPL Group, Inc.                      35,625,200
     1,205,000   P G & E Corp.                        31,179,375
     1,223,900   Peco Energy Co.                      45,896,250
       992,900   Public Service Enterprises

                 Group, Inc.                          38,350,763
     1,530,900   Reliant Energy, Inc.                 41,429,981
                 TOTAL                               230,100,319

                 TOTAL COMMON STOCKS
                 (IDENTIFIED COST

                 $3,287,364,283)                   3,765,291,142
                 REPURCHASE AGREEMENT-1.3%

                 2

  $ 51,065,000   ABN AMRO, Inc., 5.45%,
                 dated 9/30/1999, due
                 10/1/1999 (AT AMORTIZED

                 COST)                                51,065,000

                 TOTAL INVESTMENTS
                 (IDENTIFIED COST

                 $3,338,429,283) 3               $ 3,816,356,142

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated Funds.

3 The cost of investments for federal tax purposes amounts to $3,338,429,283. The net unrealized appreciation of investments on a federal tax basis amounts to $477,926,859 which is comprised of $833,317,770 appreciation and $355,390,911 depreciation at September 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($3,815,431,285) at September 30, 1999.

The following acronyms are used throughout this portfolio:

ADR  -American Depositary Receipt
MBIA -Municipal Bond Investors Assurance

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

SEPTEMBER 30, 1999 (UNAUDITED)


ASSETS:
Total investments in
securities, at value
(identified and tax cost
$3,338,429,283)                                  $ 3,816,356,142
Cash                                                         287
Income receivable                                      6,974,035
Receivable for investments
sold                                                   4,339,213
Receivable for shares sold                             7,026,603
TOTAL ASSETS                                       3,834,696,280
LIABILITIES:

Payable for investments

purchased                       $ 16,003,912
Payable for shares
redeemed                           2,087,109
Payable for taxes withheld            82,148
Accrued expenses                   1,091,826
TOTAL LIABILITIES                                     19,264,995
Net assets for 159,376,683
shares outstanding                               $ 3,815,431,285
NET ASSETS CONSIST OF:

Paid in capital                                  $ 3,310,126,951
Net unrealized
appreciation of
investments                                          477,926,859
Accumulated net realized
gain on investments                                   25,794,301
Undistributed net
investment income                                      1,583,174
TOTAL NET ASSETS                                 $ 3,815,431,285
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share
($1,640,269,048 /
68,457,621 shares
outstanding)                                              $23.96
Offering Price Per Share
(100/94.50 of $23.96) 1                                   $25.35
Redemption Proceeds Per
Share (100.00/100 of
$23.96) 1                                                 $23.96
CLASS B SHARES:
Net Asset Value Per Share
($1,856,121,840 /
77,586,178 shares
outstanding)                                              $23.92
Offering Price Per Share
(100/100.00 of $23.92) 1                                  $23.92
Redemption Proceeds Per
Share (94.50/100 of
$23.92) 1                                                 $22.60
CLASS C SHARES:
Net Asset Value Per Share
($186,221,702 / 7,782,959
shares outstanding)                                       $23.93
Offering Price Per Share
(100/100.00 of $23.93) 1                                  $23.93
Redemption Proceeds Per
Share (99.00/100 of
$23.93) 1                                                 $23.69
CLASS F SHARES:
Net Asset Value Per Share
($132,818,695 / 5,549,925
shares outstanding)                                       $23.93
Offering Price Per Share
(100/99.00 of $23.93) 1                                   $24.17
Redemption Proceeds Per
Share (99.00/100 of
$23.93) 1                                                 $23.69

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of
$297,110)                                       $   34,968,286
Interest                                             2,362,807
TOTAL INCOME                                        37,331,093
EXPENSES:

Investment advisory fee        $ 12,476,116
Administrative personnel
and services fee                  1,517,181
Custodian fees                      102,362
Transfer and dividend
disbursing agent fees and
expenses                          2,349,216
Directors'/Trustees' fees            16,097
Auditing fees                         8,049
Legal fees                            6,097
Portfolio accounting fees           176,691
Distribution services fee-
Class B Shares                    7,243,034
Distribution services fee-
Class C Shares                      732,381
Shareholder services fee-
Class A Shares                    2,192,040
Shareholder services fee-
Class B Shares                    2,414,345
Shareholder services fee-
Class C Shares                      244,127
Shareholder services fee-
Class F Shares                      179,929
Share registration costs            167,620
Printing and postage                350,895
Insurance premiums                    4,146
Taxes                               149,388
Miscellaneous                        24,055
TOTAL EXPENSES                   30,353,769
EXPENSES REDUCED BY
DIRECTED BROKERAGE
AGREEMENTS:
Total expenses reduced by
directed brokerage
arrangements                                           (55,427)
NET EXPENSES                                        30,298,342
Net investment income                                7,032,751
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on
investments                                         25,720,738
Net change in unrealized
appreciation of
investments                                       (126,409,679)
Net realized and
unrealized gain (loss) on
investments                                       (100,688,941)
Change in net assets
resulting from operations                       $  (93,656,190)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                     SIX MONTHS

                                          ENDED

                                    (unaudited)             YEAR ENDED
                                  SEPTEMBER 30,              MARCH 31,

                                           1999                   1999
INCREASE (DECREASE) IN NET

ASSETS
OPERATIONS:

Net investment income           $     7,032,751       $     16,069,315
Net realized gain on
investments ($25,720,738
and $279,325,542,
respectively, as computed
for federal tax purposes)            25,720,738            279,325,386
Net change in unrealized
appreciation of
investments                        (126,409,679)           (90,333,825)
CHANGE IN NET ASSETS

RESULTING FROM OPERATIONS           (93,656,190)           205,060,876
DISTRIBUTIONS TO
SHAREHOLDERS:

Distributions from net
investment income

Class A Shares                       (6,037,785)           (12,269,937)
Class B Shares                                -             (1,639,307)
Class C Shares                                -               (131,274)
Class F Shares                         (495,488)            (1,055,791)
Distributions from net
realized gains
Class A Shares                      (29,939,613)          (174,322,085)
Class B Shares                      (32,812,319)          (168,304,148)
Class C Shares                       (3,309,288)           (17,835,525)
Class F Shares                       (2,474,312)           (15,130,507)
CHANGE IN NET ASSETS
RESULTING FROM

DISTRIBUTIONS

TO SHAREHOLDERS                     (75,068,805)          (390,688,574)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              644,475,246          1,361,055,422
Net asset value of shares
issued to shareholders in
payment of
distributions declared               68,227,672            352,843,676
Cost of shares redeemed            (399,362,354)          (781,014,882)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                        313,340,564            932,884,216
Change in net assets                144,615,569            747,256,518
NET ASSETS:

Beginning of period               3,670,815,716          2,923,559,198
End of period (including
undistributed net
investment income of
$1,583,174 and $1,083,696,

respectively)                   $ 3,815,431,285       $  3,670,815,716

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 SIX MONTHS

                                      ENDED

                                (unaudited)

                              SEPTEMBER 30,                                 YEAR ENDED MARCH 31,

                                       1999             1999           1998         1997               1996               1995
NET ASSET VALUE,
BEGINNING OF PERIOD                  $24.90           $26.64         $21.40       $19.78             $15.66             $14.58
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                  0.10             0.21           0.29         0.23               0.22               0.25
Net realized and
unrealized gain (loss) on
investments and foreign
currency transactions                 (0.50)            1.26           8.39         3.11               4.70               1.42
TOTAL FROM

INVESTMENT OPERATIONS                 (0.40)            1.47           8.68         3.34               4.92               1.67
LESS DISTRIBUTIONS:
Distributions from net
investment income                     (0.09)           (0.20)         (0.21)       (0.21)             (0.17)             (0.24)
Distributions from net
realized gain on
investments and foreign
currency transactions                 (0.45)           (3.01)         (3.23)       (1.51)             (0.63)             (0.35)
TOTAL DISTRIBUTIONS                   (0.54)           (3.21)         (3.44)       (1.72)             (0.80)             (0.59)
NET ASSET VALUE, END

OF PERIOD                            $23.96           $24.90         $26.64       $21.40             $19.78             $15.66
TOTAL RETURN 1                        (1.78)            6.31%         43.95%       17.40%             32.00%             11.87%

RATIOS TO AVERAGE
NET ASSETS:

Expenses 2                             1.12% 3          1.11%          1.14%        1.20%              1.23%              1.23%
Net investment income 2                0.74% 3          0.87%          0.84%        0.92%              1.00%              1.71%
Expenses (after waivers)               1.12% 3          1.11%          1.14%        1.17%              1.16%              1.23%
Net investment income
(after waivers)                        0.74% 3          0.87%          0.84%        0.95%              1.07%              1.71%
SUPPLEMENTAL DATA:
Net assets,
end of period

(000 omitted)                     $1,640,269      $1,621,527     $1,457,925     $638,082            $455,867          $268,470
Portfolio turnover                        9%              44%            63%          88%                46%                34%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived and expenses reduced by directed brokerage agreements. If such voluntary waivers and expense reductions had not occurred, the ratios would have been as indicated.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 SIX MONTHS

                                      ENDED

                                (unaudited)

                              SEPTEMBER 30,                                  YEAR ENDED MARCH 31,

                                       1999             1999           1998         1997               1996              1995    1
NET ASSET VALUE,
BEGINNING OF PERIOD                  $24.87           $26.61         $21.40       $19.79             $15.67            $14.97
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                     -             0.03           0.06         0.05               0.10              0.13
Net realized and
unrealized gain (loss) on
investments and foreign
currency transactions                 (0.50)            1.26           8.41         3.12               4.70              0.92
TOTAL FROM

INVESTMENT OPERATIONS                 (0.50)            1.29           8.47         3.17               4.80              1.05
LESS DISTRIBUTIONS:
Distributions from net
investment income                         -            (0.02)         (0.03)       (0.05)             (0.05)            (0.12)
Distributions from net
realized gain on
investments                           (0.45)           (3.01)         (3.23)       (1.51)             (0.63)            (0.23)
TOTAL DISTRIBUTIONS                   (0.45)           (3.03)         (3.26)       (1.56)             (0.68)            (0.35)
NET ASSET VALUE, END OF

PERIOD                               $23.92           $24.87         $26.61       $21.40             $19.79            $15.67
TOTAL RETURN 2                        (2.16)            5.54%         42.78%       16.49%             31.10%             7.28%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 3                             1.87% 4          1.86%          1.89%        1.95%              1.98%             2.07% 3
Net investment income 3               (0.01%) 4         0.13%          0.11%        0.18%              0.27%             0.97% 3
Expenses (after waivers)               1.87% 4          1.86%          1.89%        1.95%              1.93%             1.95% 3
Net investment income
(after waivers)                       (0.01%) 4         0.13%          0.11%        0.18%              0.32%             1.09% 3
SUPPLEMENTAL DATA:
Net assets,
end of period

(000 omitted)                    $1,856,122       $1,738,564     $1,201,402     $540,995           $261,024           $46,671
Portfolio turnover                        9%              44%            63%          88%                46%               34%

1 Reflects operations for the period from July 25, 1994 (date of initial public investment) to March 31, 1995.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived and expenses reduced by directed brokerage arrangements. If such voluntary waivers and expense reductions had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 SIX MONTHS

                                      ENDED

                                (unaudited)

                              SEPTEMBER 30,                                  YEAR ENDED MARCH 31,

                                       1999           1999         1998              1997              1996              1995
NET ASSET VALUE,
BEGINNING OF PERIOD                  $24.88         $26.61       $21.40            $19.80            $15.66            $14.55
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                     -           0.03         0.05              0.04              0.05              0.14
Net realized and
unrealized gain (loss) on
investments and foreign
currency transactions                 (0.50)          1.27         8.42              3.12              4.75              1.45
TOTAL FROM

INVESTMENT OPERATIONS                 (0.50)          1.30         8.47              3.16              4.80              1.59
LESS DISTRIBUTIONS:
Distributions from net
investment income                         -          (0.02)       (0.03)            (0.05)            (0.03)            (0.13)
Distributions from net
realized gain on
investments and foreign
currency transactions                 (0.45)         (3.01)       (3.23)            (1.51)            (0.63)            (0.35)
TOTAL DISTRIBUTIONS                   (0.45)         (3.03)       (3.26)            (1.56)            (0.66)            (0.48)
NET ASSET VALUE, END OF

PERIOD                               $23.93         $24.88       $26.61            $21.40            $19.80            $15.66
TOTAL RETURN 1                        (2.16)          5.55%       42.78%            16.42%            31.14%            11.23%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 2                             1.87% 3        1.86%        1.89%             1.95%             1.98%             2.04%
Net investment income 2               (0.01%) 3       0.12%        0.11%             0.18%             0.25%             0.91%
Expenses (after waivers)               1.87% 3        1.86%        1.89%             1.95%             1.96%             2.04%
Net investment income
(after waivers)                       (0.01%) 3       0.12%        0.11%             0.18%             0.27%             0.91%
SUPPLEMENTAL DATA:
Net assets,
end of period

(000 omitted)                      $186,222       $175,843     $134,773           $69,990           $44,434           $20,055
Portfolio turnover                        9%            44%          63%               88%               46%               34%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived and expenses reduced by directed brokerage arrangements. If such voluntary waivers and expense reductions had not occurred, the ratios would have been as indicated.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 SIX MONTHS

                                      ENDED

                                (unaudited)

                              SEPTEMBER 30,                                  YEAR ENDED MARCH 31,

                                       1999          1999         1998              1997              1996              1995
NET ASSET VALUE,
BEGINNING OF PERIOD                  $24.88        $26.61       $21.40            $19.78            $15.66            $14.58
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                  0.10          0.21         0.22              0.20              0.19              0.25
Net realized and
unrealized gain (loss) on
investments and foreign
currency transactions                 (0.51)         1.27         8.43              3.13              4.72              1.42
TOTAL FROM

INVESTMENT OPERATIONS                 (0.41)         1.48         8.65              3.33              4.91              1.67
LESS DISTRIBUTIONS:
Distributions from net
investment income                     (0.09)        (0.20)       (0.21)            (0.20)            (0.16)            (0.24)
Distributions from net
realized gain on
investments and foreign
currency transactions                 (0.45)        (3.01)       (3.23)            (1.51)            (0.63)            (0.35)
TOTAL DISTRIBUTIONS                   (0.54)        (3.21)       (3.44)            (1.71)            (0.79)            (0.59)
NET ASSET VALUE, END OF

PERIOD                               $23.93        $24.88       $26.61            $21.40            $19.78            $15.66
TOTAL RETURN 1                        (1.82)         6.36%       43.80%            17.39%            31.95%            11.80%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 2                             1.12% 3       1.11%        1.14%             1.20%             1.23%             1.27%
Net investment income 2                0.74% 3       0.87%        0.86%             0.93%             1.00%             1.69%
Expenses (after waivers)               1.12% 3       1.11%        1.14%             1.19%             1.21%             1.27%
Net investment income
(after waivers)                        0.74% 3       0.87%        0.86%             0.94%             1.02%             1.69%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                      $132,819      $134,881     $129,458            $85,151          $55,329           $28,495
Portfolio turnover                        9%           44%          63%               88%               46%               34%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived and expenses reduced by directed brokerage arrangements. If such voluntary waivers and expense reductions had not occurred, the ratios would have been as indicated.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

SEPTEMBER 30, 1999 (UNAUDITED)

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and income by concentrating on the area of investment decision in the securities of high-quality companies.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At September 30, 1999, par value shares ($0.20 per share) authorized were as follows:

                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED
Class A Shares     30,000,000
Class B Shares     20,000,000
Class C Shares     25,000,000
Class F Shares     25,000,000

 TOTAL            100,000,000

Transactions in capital stock were as follows:


                                     SIX MONTHS ENDED                       YEAR ENDED
                                    SEPTEMBER 30, 1999                    MARCH 31, 1999

CLASS A SHARES:                 SHARES               AMOUNT          SHARES              AMOUNT
Shares sold                   10,599,096       $  278,639,091      23,860,472       $  592,015,541
Shares issued to
shareholders in payment of
distributions declared         1,193,081           31,396,804       6,671,760          160,839,562
Shares redeemed               (8,444,108)        (221,748,132)    (20,151,161)        (497,963,928)
NET CHANGE RESULTING FROM
CLASS A

SHARE TRANSACTIONS             3,348,069       $   88,287,763      10,381,071       $  254,891,175


                                       SIX MONTHS ENDED                      YEAR ENDED
                                     SEPTEMBER 30, 1999                    MARCH 31, 1999

CLASS B SHARES:                 SHARES              AMOUNT          SHARES                AMOUNT
Shares sold                   12,114,906       $  317,988,595      27,415,116       $  682,194,308
Shares issued to
shareholders in payment of
distributions declared         1,172,474           30,906,356       6,634,213          159,886,480
Shares redeemed               (5,597,035)        (146,249,755)     (9,306,496)        (227,618,837)
NET CHANGE RESULTING FROM
CLASS B

SHARE TRANSACTIONS             7,690,345       $  202,645,196      24,742,833       $  614,461,951


                                       SIX MONTHS ENDED                        YEAR ENDED
                                      SEPTEMBER 30, 1999                     MARCH 31, 1999

CLASS C SHARES:                 SHARES              AMOUNT             SHARES            AMOUNT
Shares sold                    1,477,125       $   38,795,078       2,821,388       $   70,046,322
Shares issued to
shareholders in payment of
distributions declared           119,400            3,147,323         701,366           16,918,449
Shares redeemed                 (881,771)         (22,945,286)     (1,519,177)         (37,222,724)
NET CHANGE RESULTING FROM
CLASS C

SHARE TRANSACTIONS               714,754       $   18,997,115       2,003,577       $   49,742,047


                                       SIX MONTHS ENDED                     YEAR ENDED
                                       SEPTEMBER 30, 1999                    MARCH 31, 1999

CLASS F SHARES:                   SHARES            AMOUNT           SHARES                AMOUNT
Shares sold                      344,013       $    9,052,482         670,331       $   16,799,251
Shares issued to
shareholders in payment of
distributions declared           105,655            2,777,189         630,147           15,199,185
Shares redeemed                 (322,001)          (8,419,181)       (744,093)         (18,209,393)
NET CHANGE RESULTING FROM
CLASS F

SHARE TRANSACTIONS               127,667       $    3,410,490         556,385       $   13,789,043
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS            11,880,835      $   313,340,564      37,683,866      $   932,884,216

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
(a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                 PERCENTAGE OF AVERAGE
SHARE CLASS      DAILY NET ASSETS OF CLASS

Class B Shares   0.75%
Class C Shares   0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

EXPENSE REDUCTION

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six-month period ended September 30, 1999, the Fund's expenses were reduced by $55,427 under these arrangements.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1999, were as follows:

Purchases   $   613,716,694
Sales       $   348,152,543

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN
CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. THOMAS MADDEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

MICHAEL P. DONNELLY

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]
Federated

World-Class Investment Manager

Federated American Leaders Fund, Inc.

Established 1969

30TH SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT

AS OF SEPTEMBER 30, 1999

[Graphic]
Federated

Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400

8110101 (11/99)

[Graphic]

                                    APPENDIX

A1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 9/30/99. The "y" axis is measured in increments of $100,000 ranging from $0 to $800,000 and indicates that the ending value of hypothetical initial investment of $31,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $721,184 on 9/30/99.

A2. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 9/30/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $350,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $342,705 on 9/30/99.

A3. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 9/30/83 to 9/30/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of hypothetical initial investment of $5,000 in the fund's Class A Shares and subsequent monthly investments of $250 over 16 years in the fund's Class A Shares would have grown to $207,078 on 9/30/99.